Exhibit 99.2

FINAL TRANSCRIPT

Conference Call Transcript

SCUR - Preliminary First Quarter 2008 Results

Event Date/Time: Apr. 07. 2008 / 4:30PM ET

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

CORPORATE PARTICIPANTS

Jane Underwood

Secure Computing Corporation - VP, IR

John McNulty

Secure Computing Corporation - Chairman, CEO

Tim Steinkopf

Secure Computing Corporation - SVP-Operations, CFO

CONFERENCE CALL PARTICIPANTS

Sarah Friar

Goldman Sachs - Analyst

Joel Fishbein

Lazard Capital Markets - Analyst

Josh Jabs

Roth Capital - Analyst

Eric Martinuzzi

Craig Hallum - Analyst

Jake Rossman

Pacific Crest Securities - Analyst

David Kazrovski

Signal Hill Capital - Analyst

PRESENTATION

Operator

Welcome to Secure Computing Corporation’s preliminary first quarter 2008 results conference call, all participants will be able to listen only until the question and answer session, which will follow today’s presentation. (OPERATOR INSTRUCTIONS) Today’s call is being recorded. If there are any objections please disconnect at this time. I’ll now turnover the call to Ms. Jane Underwood, Vice President for Investor Relations.

Jane Underwood - Secure Computing Corporation - VP, IR

Good afternoon, and thank you for joining us to discuss our preliminary first quarter results. On the call with me today are John McNulty, our Chairman and CEO; and Tim Steinkopf, our Senior Vice President of Operations and CFO. Before I turn the call over to John I’m going to to make a cautionary statement regarding forward-looking statements. During the course of this call and the question and answer session following management’s remarks we’ll make forward-looking statements that involve risks and uncertainties. Such forward-looking statements are subject to the Safe Harbor created by the Private Securities Litigation Reform Act of 1995. These statements include for example, statements which may infer future results such as estimated preliminary first quarter revenues, billings, net loss, earnings per share, gross profit, cash and restricted cash, and statements about our sales pipeline and that our products will be successful and will be available as planned. Our actual results could differ materially from the forward-looking statements.

Factors which could cause actual results to differ include for example, risks related to competition in the securities industry, changes in customer requirement, delays in product development and the other factors and risks identified in our press release and the documents we file with the SEC. We do not undertake any obligation to correct or update any forward-looking statements that may become inaccurate. Now I’d like to turn the call over to John.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

John McNulty - Secure Computing Corporation - Chairman, CEO

Thank you, Jane. Good afternoon and thank you for joining us on short notice. Please note that the results that we will be discussing today are preliminary and prior to the completion of our audit review process. As you have read in today’s press release we announced that the Company’s preliminary results for the first quarter of 2008 will fall short of guidance. We expect to report non-GAAP revenue in the range of 65 million to $66 million, compared to guidance of 67 million to $69 million. In the face of lower than anticipated top line performance, non-GAAP EPS results expected to be in the range of $0.06 to $0.07 per full diluted share compared to guidance of $0.07 to $0.09 per fully diluted share. Q1 billings are expected to be approximately $69 million compared to previous guidance of 76 million to $79 million.

Non-GAAP financial measures are reconciled to GAAP in the table at the end of today’s press release. While we are still early in the audit review process at this point we believe that cash generated from operations was approximately $13 million in the quarter compared to guidance of 13 million to $15 million. The Company’s cash and restricted cash balance was $3.7 million on March 31. Non-GAAP gross margin in Q1 was approximately 75% which is consistent with guidance. Deferred revenue increased by $6 million bringing the total deferred revenue balance to approximately $174 million at the end of March.

While our results are preliminary at this point based on initial analysis we believe the following two challenges caused the Company to miss guidance. First, at the end of the quarter our North American commercial team was significantly impacted by macroeconomic head winds which caused customers to delay purchasing decisions in the quarter. In the last 10 days of March we saw greater scrutiny around spending from our commercial customers in the Americas and experienced a much higher than normal level of deal slippage. Second, our U.S. Federal team fell short of its goal, again in the last week of March, due to difficulties with contracting delays and budgeting issues related to the continuing resolution that the government was operating under. It is very important to note that up until the last few days of the quarter both management and the salesforce leadership fully believed we would overcome these two challenges. In fact, in the last six business days of the quarter, we saw approximately $11 million of business from our Commit line get pushed out of the quarter. Our Web Gateway business remains exceptionally strong and I’d like to point out that the Finjan patent infringement lawsuit had minimal impact on Q1. In fact we saw them compete against Finjan. The lawsuit, will annoying is really not affecting our overall business. Importantly, our EMEA and Asia Pacific territories experienced solid sales performance throughout the quarter and finished Q1 at or close to target.

In closing we do not view our Q1 results as being indicative of our competitive positioning in the market. Of the deals that did not close in Q1, over 90% remain in our sales pipeline with the expectation to close in 2008 with the significant majority forecasted as Q2 business.

With that I’d like to proceed to questions from analysts but please keep in mind we’re still early in our close process and have not completed our normal level of analysis. On May 1, we’ll be holding our first quarter results conference call, and then we’ll respond to all of your usual questions. We would like to now open the call up to analysts for questions.

QUESTION AND ANSWER

Operator

Thank you. We will begin the formal question and answer session. For sell-side analysts who cover the Company please limit your question to one per person. (OPERATOR INSTRUCTIONS) Our first question comes from Sarah Friar from Goldman Sachs. You may ask your question.

Sarah Friar - Goldman Sachs - Analyst

Good afternoon, guys. Thanks for doing the call. We appreciate the color. John, maybe you could just dig a little bit deeper in terms of seeing that shift from Q1 to Q2? I mean what’s the confidence level that we start to see things come back in June or are buyers still very much kind of on the sidelines and needing a lot more signatures to sign off on deals and so on?

John McNulty - Secure Computing Corporation - Chairman, CEO

Sarah, I’d love to be able to tell you that definitively but I think it’s too early for us. We have to get around and talk to our salespeople specifically and exercise them. They’re telling us that it’s going to close in Q2, the approach we have to take is to review with them exactly why it’s going to to close in Q2 and what the probability is, et cetera.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

Sarah Friar - Goldman Sachs - Analyst

And for you, because I’m sure you were involved in some of this kind of last minute selling and so on in areas like federal, what is their rationale for holding off at the moment? Is it just the budget is not there, or the budget is there but they can’t get the signature? We’re just trying to get a sense for how worried we should be about the macro right now?

John McNulty - Secure Computing Corporation - Chairman, CEO

The federal business really revolved around budgeting versus the continuing process that the government has on this continuing resolution. We believe and we were told on all instances of significant order delay out of federal that they would happen in Q2.

Sarah Friar - Goldman Sachs - Analyst

Okay, and then just one final one for you. We did notice that your General Counsel Mary Budge also left very recently, and with the Finjan lawsuit going on, is there anything we should read more into that? We’re of the concern on the Finjan lawsuit would like to see it get cleaned up as would you guys, I know you’re in appeal right nw but any color around that?

John McNulty - Secure Computing Corporation - Chairman, CEO

The two aren’t related.

Sarah Friar - Goldman Sachs - Analyst

Okay.

John McNulty - Secure Computing Corporation - Chairman, CEO

It was a decision on Mary’s part that we talked about, and we would hope to be able to name a new General Counsel by the end of April.

Sarah Friar - Goldman Sachs - Analyst

Okay, great. Thank you for taking the time. We appreciate it.

John McNulty - Secure Computing Corporation - Chairman, CEO

Thank you, Sarah.

Operator

Next question comes from Joel Fishbein with Lazard.

Joel Fishbein - Lazard Capital Markets - Analyst

Hi, guys. Can you hear me?

John McNulty - Secure Computing Corporation - Chairman, CEO

Yes, Joel.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

Joel Fishbein - Lazard Capital Markets - Analyst

Sorry about that. I just wanted to check in on the cash flow. Looks like you had pretty good cash flow from operations this quarter. What do you expect — I know you’re not giving guidance going forward but do you expect to be able to continue to generate cash flow in the same range you’ve been doing the last several quarters?

John McNulty - Secure Computing Corporation - Chairman, CEO

Joel, we’ll probably have to give you more color on that on May 1. Cash flow was good, solid, in Q1. We’ll definitely be going through a fairly detailed review and analysis of plan in the next two to three weeks and give you more color on that on May 1.

Joel Fishbein - Lazard Capital Markets - Analyst

All right, one more question. In terms of the — did I hear you right, John, you said $11 million in the pipeline that you thought might have been closed but got pushed out?

John McNulty - Secure Computing Corporation - Chairman, CEO

Yes, Joel, unfactored, Tim, what the was the unfactored number?

Tim Steinkopf - Secure Computing Corporation - SVP-Operations, CFO

Almost $28 million.

John McNulty - Secure Computing Corporation - Chairman, CEO

Almost $28 million but we factored it down and it factored down to $11 million which we had in the Commit column of our forecast from the sales organization and that’s where, so to the word, the sales organization is committing to deliver that, that slipped, that $11 million slipped out of the quarter in the last six days of the the quarter.

Joel Fishbein - Lazard Capital Markets - Analyst

And just one last question. In terms of what you’re expecting from what your customers were telling you, do you anticipate that this was secure related to secure computing or do you think it’s more industry wide?

John McNulty - Secure Computing Corporation - Chairman, CEO

Joel, I don’t know at this point. Our products are extremely competitive in the marketplace. You might have caught the comment in the prepared remarks that of the deals that slipped, 90% plus remain in the pipeline and forecasted to close, and so it’s not that our products aren’t highly competitive. I’m not sure that other people will see it. We’ll have to wait and see.

Joel Fishbein - Lazard Capital Markets - Analyst

All right, thanks a lot.

John McNulty - Secure Computing Corporation - Chairman, CEO

Thank you.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

Operator

Thank you. Next question comes from Josh Jabs with Roth Capital.

Josh Jabs - Roth Capital - Analyst

Hi, guys.

John McNulty - Secure Computing Corporation - Chairman, CEO

Hi.

Josh Jabs - Roth Capital - Analyst

Can you talk about how the macro environment is impacting some of the new channel programs that you’ve got out there, your ability of some of your partners to implement the cross selling strategy on deals, and then related to some of the recent announcements with the channel, how much of what you’ve implemented, say in Q1 have you had to do sort of on a reactionary basis to what you see in the macro environment?

John McNulty - Secure Computing Corporation - Chairman, CEO

None of what we implemented in Q1 was really focused on the macro environment, and the channel, I don’t have the final numbers of the split out of our revenue and we’ll have that for you in May 1, but our channel—.

Tim Steinkopf - Secure Computing Corporation - SVP-Operations, CFO

About 88% again.

John McNulty - Secure Computing Corporation - Chairman, CEO

88% through the channel, give or take—.

Tim Steinkopf - Secure Computing Corporation - SVP-Operations, CFO

Approximately.

John McNulty - Secure Computing Corporation - Chairman, CEO

So it might go down to 85 or up to 90, but so the indirect revenue is there. You can always do better in the channel and this has been one of the things that we’ve been harping on in Q1, and you’ll recall we talked about having to develop more go to partners that are selling the total product line and are extremely committed to Secure Computing, that’s something that’s an ongoing process. So we’ll talk more about the channel May 1, but I don’t think anything we did in the channel in the first quarter negatively impacted the results.

Tim Steinkopf - Secure Computing Corporation - SVP-Operations, CFO

I would also say, Josh, that none of the — our ongoing programs and things we’re trying to do in our channel, none of that was reactionary to the situation. I think the channel is facing the same macroeconomic headwinds that we are.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

Josh Jabs - Roth Capital - Analyst

Okay, and then, once again going back to the macroenvironment, any change on the renewal side, your renewal rates?

Tim Steinkopf - Secure Computing Corporation - SVP - Operations, CFO

Renewals, again, early in the process but it appears that our performance against target for renewals was actually quite good.

Josh Jabs - Roth Capital - Analyst

Okay, great. Thanks.

John McNulty - Secure Computing Corporation - Chairman, CEO

Okay.

Operator

Next question comes from Eric Martinuzzi with Craig Hallum.

Eric Martinuzzi - Craig Hallum - Analyst

Thank you. Curious on the cost side, obviously it’s preliminary numbers we’re talking about but do you feel your cost infrastructure is appropriate given what’s happened in Q1 and the potential for what you’re expecting for Q2, is your cost structure right?

Tim Steinkopf - Secure Computing Corporation - SVP - Operations, CFO

I think, Eric, that’s something we’re going to be looking at pretty hard over the next three weeks, so probably too early for us to answer that specifically.

Eric Martinuzzi - Craig Hallum - Analyst

Okay. And it looks like the gross margins did hold in pretty well there. Is that – is there any reason why that would be an issue going forward?

John McNulty - Secure Computing Corporation - Chairman, CEO

We don’t believe so.

Tim Steinkopf - Secure Computing Corporation - SVP - Operations, CFO

Yes, I would echo that and say at the end of Q4, we were pretty specific. We felt margins would come back appropriately. They have. I would echo John’s comments. I think the gross margins, we’ll do some more work on that but not seeing anything there that would indicate those are going to suffer any pressure.

Eric Martinuzzi - Craig Hallum - Analyst

Thank you.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

Operator

Thank you. Next question, [Jake Rossman] with Pacific Crest Securities.

Jake Rossman - Pacific Crest Securities - Analyst

Hi, good afternoon.

John McNulty - Secure Computing Corporation - Chairman, CEO

Hi, Jake.

Jake Rossman - Pacific Crest Securities - Analyst

Just wanted to follow on the gross margin question. With the gross margin slippage in Q4 related to the large deal sizes, just wondering if that did in fact come back here in Q4. You’d mentioned — he had mentioned that it’s healthy and just wanted to get your thoughts on that?

Tim Steinkopf - Secure Computing Corporation - SVP - Operations, CFO

Well, again, at the end of Q4, we specifically cited a couple deals that again for business reasons, follow on business, et cetera, we felt it was the right business decision to make those types of decisions and we felt pretty strongly that in Q1 you you would not see that, we would not see that and at this point, prelim numbers but that came to pass as we predicted.

Jake Rossman - Pacific Crest Securities- Analyst

Okay. And then going back to the bookings number in the quarter, it looks like last year, you were a little bit shy of forecast as well and just wondering, you’d mentioned the $11 million as far as what had slipped out of the quarter or got pushed out. How does that relate to the past couple of years as far as general slippage coming out of the quarter and into Q2?

John McNulty - Secure Computing Corporation - Chairman, CEO

So the $11 million, Jake, was in the last six business days, well, the last week from that first, the last full week plus the one day on the 31. For the last half of March, that number was like $18 million, if I recall correctly and again we’ll give you more color on —.

Tim Steinkopf - Secure Computing Corporation - SVP - Operations, CFO

I’d have to go look it up again, the figure though.

John McNulty - Secure Computing Corporation - Chairman, CEO

— on the 1st of May we’ll give you more color on that, but at that point looking back we’re probably 2X.

Tim Steinkopf - Secure Computing Corporation - SVP - Operations, CFO

Oh, more than that.

John McNulty - Secure Computing Corporation - Chairman, CEO

Or more, yes.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

Tim Steinkopf - Secure Computing Corporation - SVP - Operations, CFO

We normally would have a couple million dollars a deal slip out of the quarter, so this would be three to four times what would be — we would normally experience.

Jake Rossman - Pacific Crest Securities - Analyst

Okay. Thank you.

John McNulty - Secure Computing Corporation - Chairman, CEO

Yes.

Operator

Next question is [David Kazrovski] with Signal Hill Capital.

David Kazrovski - Signal Hill Capital - Analyst

Hi, folks. I was wondering, do you have any details at this time about the average size of your deals that slipped? And also did you see any shrinkage among the deals that did close during the quarter?

John McNulty - Secure Computing Corporation - Chairman, CEO

Don’t have the details on the specific deals. It’s just a roll up out of our sales forecasting system. On the second part of the question was the deals themselves that closed, shrinking, if I understood?

David Kazrovski - Signal Hill Capital - Analyst

Right.

John McNulty - Secure Computing Corporation - Chairman, CEO

We didn’t see that. The deals that did close closed overall I would say and my recollection of it is that things that were in the Commit column that closed were closing at the level that they were committed to.

Tim Steinkopf - Secure Computing Corporation - SVP-Operations, CFO

Yes, I would agree. We had some — normally you have a few deals come in that are smaller but then you also have a few deals come in that were larger. I’d say of the deals that were closed we had a pretty typical mix of deals dead on or deals a little higher, a little lower, so I would agree, John.

David Kazrovski - Signal Hill Capital - Analyst

Okay, thanks.

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FINAL TRANSCRIPT

Apr. 07. 2008 / 4:30PM ET, SCUR - Preliminary First Quarter 2008 Results

Operator

Okay, thank you. (OPERATOR INSTRUCTIONS) I’m showing no further questions.

John McNulty - Secure Computing Corporation - Chairman, CEO

Okay, thank you. And thank you for joining us again, on short notice, ladies and gentlemen, and we’ll talk to you again on May 1.

Operator

Thank you for attending today’s conference. You may now disconnect.

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